Exhibit 99.1

EXPLORATORY DRILLING AT EL GALLO 1 MINE

SHOWS POTENTIAL TO EXPAND GOLD RESOURCE & MINE LIFE

2.9 gpt Gold over 43 Meters & 1.8 gpt Gold over 56 meters

TORONTO, ONTARIO - (April 11, 2013) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to announce that a new gold zone is emerging at its El Gallo 1 Mine in Sinaloa, Mexico (Fig. 1). Nine core holes were drilled in a new area called “Central”. Drilling has returned encouraging grades and widths between two planned open pits and has opened up a large area for additional exploration.  These results have the potential to both increase the size of the gold resource and extend the mine life. In addition, two holes encountered some of the deepest mineralization to date at El Gallo 1, demonstrating the potential for higher-grade underground mining. The Central Zone is open laterally (along strike) and at depth.

Table 1. Exploration Highlights from

El Gallo 1 Mine - Central Zone

Drill hole	From (m)	To (m)	Thickness (m)	Gold Grade (GPT)	Target Type
MLX072	99.5	155.9	56.4	1.8	Open Pit
Including	99.5	101.3	1.8	34.8
Including	100.7	101.3	0.7	73.4

MLX073	98.0	149.8	51.8	1.9	Open Pit
Including	102.7	108.2	5.5	8.5
Including	102.7	103.7	1.0	39.4
Including	122.9	124.1	1.2	11.9

MLX074	43.0	93.8	50.8	1.5	Open Pit
Including	64.7	69.0	4.4	7.1
Including	80.3	81.2	0.9	7.7

MLX076	73.5	116.8	43.3	1.9	Open Pit
Including	76.0	77.8	1.9	10.2
Including	91.1	91.8	0.7	33.0

MLX077	131.0	173.8	42.8	2.9	Open Pit
Including	132.1	137.0	4.9	10.3
Including	132.9	133.6	0.7	33.2
Including	146.4	149.0	2.7	11.6

MLX069	199.9	205.5	5.7	5.6	Underground

MLX078	234.0	236.6	2.7	10.3	Underground

“Despite the steep fall in our share price and that of all precious metal companies we remain committed to actively exploring our properties. In Mexico, we are very pleased with our continuing exploration success. On April 2nd we announced a new high-grade gold discovery named Twin Domes which is located near our existing (El Gallo 1) and planned mining operations (El Gallo 2). Today, we have more good news. At El Gallo 1 drilling has extended the mineralization to connect two planned open pits with the result of potentially increasing the gold resource and life of the mine. An update resource estimate of our El Gallo Complex will be released in Q2 of this year,” stated Rob McEwen, Chief Owner.

The Central Zone is located between two known resources, Sagrado and Lupita (Fig. 2). Mining at Sagrado started on April 1st and it is expected to begin at Lupita later this year. A distance of 1,000 meters separates these two planned open pits. Based on the results contained in this news release plus holes drilled during the second half of 2012, there appears to be good potential to mine the area as one enlarged open pit rather than as two separate pits.

In the 1990’s, there was limited near surface drilling in Central, which encountered weak near surface gold mineralization. McEwen Mining’s drilling tested below the previous exploration (Fig. 3-6). This new drilling has successfully confirmed the presence of a strongly mineralized system at depth. Our initial holes were spaced 200 meters apart, with subsequent holes drilled 30 meters apart in order to establish continuity and the orientation of the mineralization. The zone remains open along strike and at depth.

About El Gallo

The El Gallo Complex is located in Sinaloa, Mexico. Phase 1 achieved commercial production in early January. It is forecasted to produce 30,000 ounces of gold per year. Phase 2, where a feasibility study was completed in 2012, is forecasted to add an additional 5,200,000 ounces of silver (105,000 ounces of gold equivalent) once in production. Combined, both phases are scheduled to produce approximately 135,000 ounces of gold equivalent annually.

About McEwen Mining (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by 2015 by creating a high growth gold producer focused in the Americas. McEwen Mining’s principal assets consist of the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo Complex in Sinaloa, Mexico; the Gold Bar project in Nevada, US; the Los Azules project in San Juan, Argentina and a large portfolio of exploration properties in Argentina, Mexico and Nevada.

McEwen Mining has 296,024,859 shares issued and outstanding. Rob McEwen, Chairman, President and Chief Owner, owns 25% of the shares of the Company (assuming all outstanding Exchangeable Shares are exchanged for an equivalent amount of Common Shares). As of March 31, 2013, McEwen Mining had cash and liquid assets of approximately US$55 million and is debt free.

TECHNICAL INFORMATION:

This news release has been viewed and approved by John Read, CPG, McEwen Mining’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties. Samples from the core drilling were split on-site at the Company’s El Gallo Complex. One half of the split drill core is shipped to ALS Chemex for sample preparation and analysis by fire assay for gold and 4-acid digestion with ICP determination for silver. Samples returning greater than 10 ppm gold or 1500 ppm silver were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples. All holes were drilled with

HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not been determined. For additional information see the technical report titled “El Gallo Complex Phase II Project, NI 43-101 Technical Report Feasibility Study, Mocorito Municipality, Sinaloa, Mexico” with an effective date of September 10, 2012, prepared by M3 Engineering along with a team of associates (the “Phase II Report”). The Phase II Report is available under the Corporation’s profile on SEDAR (www.sedar.com). The authors of the Phase 2 Report, Stan Timler - M3 Engineering, Mike Hester - Independent Mining Consultants (Reserves), Dawn Garcia - SRK Consulting (Environmental), Richard Kehmeier and Brian Hartman - Pincock Allen & Holt (El Gallo Deposit Resource), John Read - McEwen Mining consultant (Palmarito Insitu, Historic Waste Dumps and Historic tailings Resource), all of whom are qualified persons and all of whom but John Read are independent of McEwen Mining, each as defined by NI 43-101.

CAUTIONARY NOTE TO US INVESTORS

McEwen Mining prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources, measurements which are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Jenya Meshcheryakova
Investor Relations
Tel: (647) 258-0395 ext 410
Toll Free: (866) 441-0690
Fax: (647) 258-0408

Facebook: facebook.com/mcewenrob
Twitter: twitter.com/mcewenmining
Store: mcewenmining.com/store

Mailing Address 181 Bay Street Suite 4750 Toronto, ON M5J 2T3 PO box 792 E-mail: info@mcewenmining.com

Table 2. El Gallo 1 Mine — Drill Hole Results

Hole	From (meters)	To (meters)	Thickness (meters)	Gold Grade (Grams per Tonne)	Dip (1) (Degrees)	Azimuth (2) (Degrees)	Easting (3) (UTM)	Northing (3) (UTM)
MLX069	199.9	205.5	5.7	5.6	-55	325	217594	2836053

MLX070	—	—	—	—	-50	325	217315	2835961

MLX071	119.0	125.1	6.1	1.5	-50	325	217164	2835871

MLX072	99.5	155.9	56.4	1.8	-50	325	217045	2835780
Including	99.5	101.3	1.8	34.8
Including	100.7	101.3	0.7	73.4

MLX073	98.0	149.8	51.8	1.9	-50	325	217013	2835774
Including	102.7	108.2	5.5	8.5
Including	102.7	103.7	1.0	39.4
Including	122.9	124.1	1.2	11.9

MLX074	43.0	93.8	50.8	1.5	-50	325	217022	2835824
Including	64.7	69.0	4.4	7.1
Including	80.3	81.2	0.9	7.7

MLX076	73.5	116.8	43.3	1.9	-50	325	217065	2835813
Including	76.0	77.8	1.9	10.2
Including	91.1	91.8	0.7	33.0

MLX077	131.0	173.8	42.8	2.9	-50	325	217065	2835757
Including	132.1	137.0	4.9	10.3
Including	132.9	133.6	0.7	33.2
Including	146.4	149.0	2.7	11.6

MLX078	234.0	236.6	2.7	10.3	-50	325	217610	2836030

(1) Dip = Angle of drill hole, (2) Azimuth = Direction of drill hole, (3) Coordinates

McEWEN MINING

Location of Veins - El Gallo Complex

Figure 1
April 2013

180000
190000
200000
210000
220000
230000
240000
250000
Approximate Size of Mineral Lease (Claims)
+500,000 acres
Legend
El Gallo Complex
Gold Veins
Silver Veins
Process Facility - Phase 1
Proposed Process Facility
Phase 2
El Gallo Phase 2
(Proposed Mill Site)
New Twin Domes
Discovery
Palmarito
El Gallo Phase 1 Mine
(Heap Leach)
N
0
3
6
Miles
0
5
10
Km
2870000
2860000
2850000
2840000
2830000

McEWEN MINING Central Zone: Location of Core Drill Holes

Figure 2
April 2013

El Gallo Complex
El Gallo 2
(Proposed Mill Site)
New Twin Domes
Discovery
El Gallo 1 Mine
(Heap Leach)
0 5 10
Km
N
0 3 6
Miles
Lupita
MLX-069
MLX-078
MLX-070
MLX-071
MLX-074
MLX-076
MLX-072
Figure 6
Figure 5
Figure 4
Figure 3
Sagrado
MLX-077
MLX-073
Legend
Core Holes
MLX-069 = Hole ID
Pit Outline
Mineralization
0 250
Meters
N
0 500
Feet

McEWEN MINING Cross Sectional View - LUP 32

Figure 3
April 2013

500 Elev
500 Elev
400 Elev
400 Elev
300 Elev
300 Elev
200 Elev
200 Elev
Surface
Historic Drill Holes
No Significant
Mineralization
Encountered
MLX073
1.9 gpt / 51.8 m
Incl. 39.4 gpt / 1.0 m
Legend
New Core Hole
Historic Drill Hole
Mineral Intercept
2836000 N
2835900 N
2835800 N
2835700 N
2835600 N

Figure 4
April 2013

Cross Sectional View - LUP 33

500 Elev
400 Elev
300 Elev
200 Elev
Surface
Historic Drill Hole
No Significant
Mineralization
Encountered
MLX074
1.5 gpt / 50.8 m
MLX072
1.8 gpt / 56.4 m
Incl. 34.8 gpt / 1.8 m
MLX077
2.9 gpt / 42.8 m
Incl. 10.3 gpt / 4.9 m
Legend
New Core Hole
Historic Drill Hole
Mineral Intercept
2836000 N
2835900 N
2835800 N
2835700 N
2835600 N

McEWEN MINING Cross Sectional View - LUP 34

Figure 5
April 2013

500 Elev
400 Elev
300 Elev
200 Elev
Surface
Historic Drill Hole
No Significant
Mineralization
Encountered
MLX076
1.9 gpt / 43.3 m
Incl. 33.0 gpt / 0.7 m
Legend
New Core Hole
Historic Drill Hole
Mineral Intercept
2836000 N
2835900 N
2835800 N
2835700 N
2835600 N

McEWEN MINING **Cross Sectional View - LUP 57**

Figure 6
April 2013

Surface
400 Elev
300 Elev
200 Elev
100 Elev
400 Elev
300 Elev
200 Elev
100 Elev
MLX069
5.6 gpt / 5.7 m
MLX078
10.3 gpt / 2.7 m
Legend
Mineralization
New Core Hole
Mineral Intercept
2836400 N
2836300 N
2836200 N
2836100 N
2836000 N